                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) February 18, 1997

                       AT&T Universal Card Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      33-93806               59-3325080
----------------             -------------------      -------------------
(State or Other              (Commission File         (IRS Employer
Jurisdiction of              Number)                  Identification
Incorporation)                                        Number)


5201 Amelia Earhart Drive, Suite 1001
     Salt Lake City, Utah                                    84116
----------------------------------------------            -----------
(Address of Principal Executive Office)                    (Zip Code)



       Registrant's telephone number, including area code (801) 578-0619


                                      N/A
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT


Items 1-4.  Not Applicable

Item 5. The Certificateholder Statements for the month ending January 31, 1997 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2, and Series
            1996-3 Certificates were distributed on February 18, 1997.

Item 6.     Not Applicable.

Item 7.     Exhibits.


      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, and 20.6.

      Exhibit 20.1      Monthly Servicing Report dated
                        February 18, 1997 with respect to the
                        AT&T Universal Card Master Trust
                        Series 1995-1.

      Exhibit 20.2      Monthly Servicing Report dated
                        February 18, 1997 with respect to the
                        AT&T Universal Card Master Trust
                        Series 1995-2.

      Exhibit 20.3      Monthly Servicing Report dated
                        February 18, 1997 with respect to the
                        AT&T Universal Card Master Trust
                        Series 1995-3.

      Exhibit 20.4      Monthly Servicing Report dated
                        February 18, 1997 with respect to the
                        AT&T Universal Card Master Trust
                        Series 1996-1.

      Exhibit 20.5      Monthly Servicing Report dated
                        February 18, 1997 with respect to the
                        AT&T Universal Card Master Trust
                        Series 1996-2.

      Exhibit 20.6      Monthly Servicing Report dated
                        February 18, 1997 with respect to the AT&T
                        Universal Master Trust Series
                        1996-3.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AT&T UNIVERSAL FUNDING CORP.





                                         By:    /s/ Robert A. Miller
                                            ---------------------------------
                                            Name:   Robert A. Miller
                                            Title:  Assistant Treasurer





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                                 EXHIBIT INDEX




Exhibit                     Description                                   Page
-------                     -----------                                  ------
20.1                        Monthly Servicing Report dated
                            February 18, 1997 with respect to the
                            AT&T Universal Card Master Trust
                            Series 1995-1.

20.2                        Monthly Servicing Report dated
                            February 18, 1997 with respect to the
                            AT&T Universal Card Master Trust
                            Series 1995-2.

20.3                        Monthly Servicing Report dated
                            February 18, 1997 with respect to the
                            AT&T Universal Card Master Trust
                            Series 1995-3.

20.4                        Monthly Servicing Report dated
                            February 18, 1997 with respect to the
                            AT&T Universal Card Master Trust
                            Series 1996-1.

20.5                        Monthly Servicing Report dated
                            February 18, 1997 with respect to the
                            AT&T Universal Card Master Trust
                            Series 1996-2.

20.6                        Monthly Servicing Report dated
                            February 18, 1997 with respect to the
                            AT&T Universal Card Master Trust Series
                            1996-3.